SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        February 25, 2003


                               FRESH BRANDS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      000-32825                       39-2019963
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


                  2215 Union Avenue, Sheboygan, Wisconsin 53081
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 457-4433
                         -------------------------------
                         (Registrant's telephone number)

Item 9.  Regulation FD Disclosure.
-------  ------------------------

     On February 25, 2003, the Registrant issued a press release. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRESH BRANDS, INC.



Date: February 25, 2003            By: /s/ S. Patric Plumley
                                      ------------------------------------------
                                       S. Patric Plumley, Senior Vice President,
                                       Chief Financial Officer,
                                       Treasurer and Secretary